Subsequent events	12 Months Ended
Dec. 31, 2020
Subsequent events
Subsequent events

24.           Subsequent events

From January 1, 2021 to the reporting date, the Company has issued 20,365,495 common shares for the ATM Offerings for gross proceeds of $146,558,984. Share issue costs related to the ATM Offering are $3,960,332.

From January 1, 2021 to the reporting date, the Company issued 2,174,484 common shares at various prices per share for gross proceeds of $4,800,714 pursuant to the exercise of certain warrants by certain investors.

From January 1, 2021 to the reporting date, the Company issued 1,058,724 common shares at various prices per share for gross proceeds of $475,240 pursuant to the exercise of certain stock options by certain Plan participants.

On March 16, 2021, the Company announced that it has selected Mesa, AZ, in the greater Phoenix area, for its U.S. based assembly facility and engineering technical center. The proposed facility in Mesa will support the Company’s strategic plan to meet anticipated demand for its flagship SOLO EV. When fully operational, the facility is expected to create up to 500 new jobs and will be capable of producing up to 20,000 SOLOs per year. Altogether it will feature both a light vehicle assembly plant along with a state-of-the-art engineering technical center, including multiple labs to support comprehensive research facilities as well as vehicle chassis, battery pack and power electronics testing workshops.